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Annual Report
August 31, 2001

MuniHoldings
Florida
Insured Fund

www.mlim.ml.com

                        MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                              MuniHoldings Florida Insured Fund, August 31, 2001

DEAR SHAREHOLDER

For the year ended August 31, 2001, the Common Shares of MuniHoldings Florida Insured Fund earned $0.796 per share in income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.20%, based on a month-end per share net asset value of $15.29. During the same period, the total investment return on the Fund's Common Shares was +17.47%, based on a change in per share net asset value from $13.85 to $15.29, and assuming reinvestment of $0.785 per share income dividends.

For the six months ended August 31, 2001, the total investment return on the Fund's Common Shares was +7.94%, based on a change in per share net asset value from $14.53 to $15.29, and assuming reinvestment of $0.405 per share income dividends.

For the six months ended August 31, 2001, the Fund's Preferred Shares had an average yield of 3.01% for Series A; 3.00% for Series B; 3.28% for Series C; 2.92% for Series D; and 2.87% for Series E.

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended August 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.2%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first eight months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.50%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates can also reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, taxable bond yields for the six months ended August 31, 2001 were little changed from their late February 2001 levels. Yields initially declined into March before rising into early May and declined once again for the remainder of the August period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded to these actions by declining to recent historic lows. By late March, long-term US Treasury bond yields had declined to 5.26%.

Initially, US equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point (2.50%) decrease in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment reported in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline at the end of August 2001 to 5.37%.

During the six months ended August 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of February 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond very positively to this increased demand and long-term tax-exempt municipal bond yields declined to approximately 5.25% by August 31, 2001, a 25 basis point decline from February 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended August 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same six-month period a year earlier. During the three-month period ended August 31, 2001, tax-exempt bond issuance remained heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of almost 40% compared to the same period a year ago.

Historically, early August has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $7 billion. The same eight-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push


                                     2 & 3

                              MuniHoldings Florida Insured Fund, August 31, 2001

fixed-income bond yields, including those on municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board as of August 31, 2001, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. Given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

For the six-month period ended August 31, 2001, the Fund maintained its neutral market position. Retail demand for Florida tax-exempt bonds remained quite strong, bolstered by large June and July 2001 interest payments. We continued to sell the Fund's interest rate-sensitive issues. With the proceeds, we purchased bonds maturing in 15 years-20 years. Our strategy reduced the overall interest rate sensitivity of the Fund, while maintaining a strong dividend income stream. Going forward, we expect to maintain the Fund's neutral market position and remain fully invested in an attempt to enhance shareholder income.

The 300 basis point decline in short-term interest rates by the Federal Reserve Board as of August 31, 2001 resulted in a material decrease in the Fund's borrowing cost into the 2%-2.5% range. This decline, combined with a steep tax-exempt yield curve, benefited the Fund's Common Shareholders from the leveraging of the Preferred Shares. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund and increased yields for the Fund's Common Shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leverage will diminish and the yield paid to the Common Shareholders will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and
Portfolio Manager

September 28, 2001

                        A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFL


                                     4 & 5

                              MuniHoldings Florida Insured Fund, August 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                              Value
===================================================================================================================================
Florida--96.1%                             Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e)(h):
                 NR*     Aaa     $ 5,845     6.80% due 3/01/2028                                                           $  6,183
                 NR*     Aaa       1,185     (Multi-County Program), 6.30% due 3/01/2020                                      1,277
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       2,440   Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                           6.70% due 2/01/2028 (e)(h)                                                         2,571
                 ------------------------------------------------------------------------------------------------------------------
                                           Broward County, Florida, Resource Recovery Revenue Refunding
                                           Bonds (Whellabrator South Broward), Series A:
                 AA-     A3        1,000     5.50% due 12/01/2008                                                             1,078
                 AA-     A3        1,000     5.375% due 12/01/2009                                                            1,068
                 ------------------------------------------------------------------------------------------------------------------
                                           Charlotte County, Florida, Health Care Facilities Revenue
                                           Refunding Bonds, RIB (d)(g):
                 AAA     Aaa      20,300     6% due 8/26/2027                                                                21,156
                 AAA     Aaa       3,000     (Bon Secours Health System), 9.14% due 8/26/2027                                 3,251
                 ------------------------------------------------------------------------------------------------------------------
                                           Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e):
                 NR*     Aaa       3,830     6.55% due 3/01/2028 (j)                                                          4,050
                 NR*     Aaa       2,315     (Multi-County Program), 6.375% due 10/01/2026 (h)                                2,493
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       1,320   Clay County, Florida, School Board, COP (Master Lease Program),
                                           5.75% due 7/01/2022 (b)                                                            1,433
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     NR*       4,990   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                           Utilities), AMT, 6.50% due 10/01/2025                                              5,014
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     NR*      11,350   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                           6.70% due 4/01/2028 (e)(h)                                                        12,085
                 ------------------------------------------------------------------------------------------------------------------
                 A1+     VMIG1@      800   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding
                                           Bonds (Florida Power and Light Co.), VRDN, 2.50% due 6/01/2021 (a)                   800
                 ------------------------------------------------------------------------------------------------------------------
                                           Dade County, Florida, Water and Sewer System Revenue Bonds (i):
                 AAA     Aaa      20,575     5.25% due 10/01/2021                                                            21,286
                 AAA     Aaa      21,640     5.25% due 10/01/2026                                                            22,183
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa      10,595   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                           6.30% due 10/01/2029 (b)(e)(h)                                                    11,365
                 ------------------------------------------------------------------------------------------------------------------
                                           Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds (Multi-County Program), AMT, Series A (b)(j):
                 NR*     Aaa       3,670     6.30% due 10/01/2020                                                             3,958
                 NR*     Aaa      13,135     6.375% due 10/01/2026                                                           14,163
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       6,050   Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds, DRIVERS, Series 159, 9.524% due 7/01/2020 (c)(g)           7,504
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       5,580   Escambia County, Florida, Health Facilities Authority, Revenue
                                           Refunding Bonds (Ascension Health Credit), Series A-1, 5.75% due
                                           11/15/2029 (c)                                                                     5,987
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,865   Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                                           Series 2, 5.75% due 7/01/2014 (b)                                                  4,074
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa      16,120   Florida HFA, Revenue Refunding Bonds, AMT,
                                           RITR, Series 12, 9.37% due 7/01/2029 (b)(g)                                       17,340
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,630   Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                           A, 6.65% due 1/01/2024 (e)(h)                                                      3,845
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,225   Florida Housing Finance Corporation, Homeowner Mortgage
                                           Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (d)                    3,456
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       2,055   Florida Housing Finance Corporation, Housing Revenue Bonds
                                           (Waverly Apartments), AMT, Series C-1, 6.30% due 7/01/2030 (d)                     2,184
                 ------------------------------------------------------------------------------------------------------------------
                                           Florida Municipal Loan Council Revenue Bonds, Series B (b):
                 AAA     Aaa       1,500     5.25% due 11/01/2020                                                             1,567
                 AAA     Aaa       1,285     5.375% due 11/01/2025                                                            1,345
                 ------------------------------------------------------------------------------------------------------------------
                                           Florida State Board of Education, Capital Outlay, GO, Public
                                           Education:
                 AAA     Aaa       6,600     Series C, 5.75% due 6/01/2023 (i)                                                7,176
                 AAA     Aaa       1,000     Series C, 5.75% due 6/01/2029 (i)                                                1,082
                 AAA     NR*       7,000     Series E, 5.625% due 6/01/2029 (d)                                               7,467
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     NR*       3,450   Florida State Board of Education, Capital Outlay, GO, RIB,
                                           Series 190, 9.43% due 1/01/2015 (d)(g)                                             3,871
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa      12,000   Florida State Board of Education, GO, Public Education, Series
                                           B, 5.75% due 6/01/2005 (b)(k)                                                     13,228
                 ------------------------------------------------------------------------------------------------------------------
                                           Florida State Board of Education, Lottery Revenue Bonds (i):
                 AAA     NR*      12,725     DRIVERS, Series 222, 10.21% due 7/01/2017 (g)                                   16,273
                 AAA     Aaa       2,435     Series A, 5.25% due 7/01/2013                                                    2,631
                 AAA     Aaa       5,000     Series A, 5.375% due 7/01/2015                                                   5,390
                 AAA     Aaa       9,330     Series A, 5.25% due 7/01/2018                                                    9,760
                 AAA     Aaa       2,250     Series B, 5.50% due 7/01/2011                                                    2,517
                 AAA     Aaa       7,500     Series C, 5.25% due 7/01/2020                                                    7,827
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     NR*       3,500   Florida State Board of Education, Public Education, GO,
                                           Refunding, Series D, 5.75% due 6/01/2022 (d)                                       3,807
                 ------------------------------------------------------------------------------------------------------------------
                                           Florida State Board of Regents, Housing Revenue Bonds (i):
                 AAA     Aaa         730     (University of Central Florida), 5.25% due 10/01/2013                              790
                 AAA     Aaa       1,080     (University of Florida), 6% due 7/01/2018                                        1,207
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       7,165   Florida State Board of Regents, University Systems Improvement
                                           Revenue Bonds, 5.25% due 7/01/2022 (b)                                             7,388
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,505   Florida State Department of General Services, Division Facilities
                                           Management Revenue Bonds (Florida Facilities Pool), Series A, 6%
                                           due 9/01/2025 (c)                                                                  3,909
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       4,500   Florida State Division Bond, Finance Department, General
                                           Services Revenue Bonds (Department of Environmental Preservation),
                                           Series 2000-A, 5.75% due 7/01/2013 (c)                                             4,854
                 ------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     6 & 7

                              MuniHoldings Florida Insured Fund, August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                              Value
===================================================================================================================================
Florida          AAA     NR*     $14,325   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS,
(continued)                                Series 218, 10.20% due 7/01/2029 (g)(i)                                         $ 18,093
                 ------------------------------------------------------------------------------------------------------------------
                                           Florida State Turnpike Authority, Turnpike Revenue Bonds
                                           (Department of Transportation), Series A:
                 AAA     Aa3       3,590     5.50% due 7/01/2016 (b)                                                          3,892
                 AA-     Aa3       2,835     5.75% due 7/01/2019                                                              3,091
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       4,500   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                           Electric Company Project), 6.25% due 12/01/2034 (b)                                4,931
                 ------------------------------------------------------------------------------------------------------------------
                                           Hillsborough County, Florida, School Board, COP (b):
                 AAA     Aaa      33,400     6% due 7/01/2009 (k)                                                            38,634
                 NR*     Aaa       6,600     5.375% due 7/01/2026                                                             6,832
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       2,350   Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                                           Junior Lien, 5.50% due 8/01/2011 (c)                                               2,624
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       1,300   Indian River County, Florida, Water and Sewer Revenue
                                           Refunding Bonds, Series A, 5.25% due 9/01/2018 (i)                                 1,351
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     NR*       2,415   Jacksonville, Florida, Electric Authority, Electric System
                                           Revenue Refunding Bonds, Series 3-A, 6% due 10/01/2030 (b)                         2,610
                 ------------------------------------------------------------------------------------------------------------------
                                           Jacksonville, Florida, Health Facilities Authority, Hospital
                                           Revenue Refunding Bonds:
                 AAA     Aaa       3,450     (Charity Obligation Group), Series A, 5.125% due 8/15/2027 (b)                   3,466
                 NR*     VMIG1@    1,400     (Genesis Rehabilitation Hospital), VRDN, 2.50% due 5/01/2021 (a)                 1,400
                 ------------------------------------------------------------------------------------------------------------------
                                           Jacksonville, Florida, Port Authority, Airport Revenue Bonds,
                                           AMT, Series A (i):
                 AAA     Aaa       1,295     6.10% due 10/01/2018                                                             1,409
                 AAA     Aaa       8,385     6.25% due 10/01/2024                                                             9,106
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       3,000   Jacksonville, Florida, Port Authority, Seaport Revenue Bonds,
                                           AMT, 5.625% due 11/01/2026 (b)                                                     3,138
                 ------------------------------------------------------------------------------------------------------------------
                                           Jacksonville, Florida, Sales Tax Revenue Bonds (c):
                 AAA     Aaa       3,000     5.50% due 10/01/2013                                                             3,318
                 AAA     Aaa       3,000     5.50% due 10/01/2015                                                             3,274
                 AAA     Aaa       2,000     5.50% due 10/01/2016                                                             2,169
                 AAA     Aaa       3,800     5.50% due 10/01/2018                                                             4,076
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       1,500   Jacksonville, Florida, Water and Sewer Revenue Bonds (United
                                           Water Florida Project), AMT, 6.35% due 8/01/2025 (c)                               1,634
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,455   Lakeland, Florida, Energy System Revenue Bonds, 5.50% due
                                           10/01/2014 (b)                                                                     3,791
                 ------------------------------------------------------------------------------------------------------------------
                                           Lee County, Florida, Airport Revenue Bonds (d):
                 AAA     Aaa      14,925     AMT, Series A, 6% due 10/01/2029                                                16,327
                 AAA     Aaa       1,000     Series B, 5.75% due 10/01/2033                                                   1,081
                 ------------------------------------------------------------------------------------------------------------------
                                           Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (e)(h):
                 NR*     Aaa       2,170     AMT, Series A-6, 6.45% due 3/01/2031 (f)                                         2,420
                 NR*     Aaa       1,180     (Multi-County Program), AMT, Series A-1, 7.20% due 3/01/2033                     1,329
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       2,910   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT, Series A-2, 6.30% due 3/01/2029 (e)(f)(h)                              3,145
                 ------------------------------------------------------------------------------------------------------------------
                                           Lee County, Florida, Transportation Facilities Revenue
                                           Refunding Bonds, Series A (c):
                 AAA     Aaa       3,500     5.50% due 10/01/2014                                                             3,841
                 AAA     Aaa       2,745     5.50% due 10/01/2015                                                             2,996
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       2,945   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT, Sub-Series 1, 6.25% due 11/01/2028 (e)                                 3,218
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       1,490   Miami Beach, Florida, Parking Revenue Bonds, 5.125% due
                                           9/01/2022 (d)                                                                      1,507
                 ------------------------------------------------------------------------------------------------------------------
                                           Miami Beach, Florida, Stormwater Revenue Bonds (i):
                 AAA     Aaa       1,630     5.75% due 9/01/2016                                                              1,801
                 AAA     Aaa       1,000     5.25% due 9/01/2020                                                              1,044
                 AAA     Aaa       4,400     5.25% due 9/01/2025                                                              4,542
                 AAA     Aaa       1,910     5.375% due 9/01/2030                                                             1,990
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa      10,600   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                           9/01/2025 (c)                                                                     11,536
                 ------------------------------------------------------------------------------------------------------------------
                                           Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                           International Airport), AMT, Series A (i):
                 AAA     Aaa       1,575     5.40% due 10/01/2011                                                             1,709
                 AAA     Aaa       1,750     5.45% due 10/01/2012                                                             1,893
                 AAA     Aaa       1,885     5.55% due 10/01/2013                                                             2,046
                 AAA     Aaa       6,000     6% due 10/01/2024                                                                6,578
                 AAA     Aaa      10,000     6% due 10/01/2029                                                               10,924
                 ------------------------------------------------------------------------------------------------------------------
                                           Miami-Dade County, Florida, Educational Facilities Authority
                                           Revenue Bonds, Series A (c):
                 AAA     Aaa       1,000     5.50% due 4/01/2019                                                              1,067
                 AAA     Aaa      19,425     6% due 4/01/2023                                                                21,612
                 AAA     Aaa       5,000     (University of Miami), 5.75% due 4/01/2029                                       5,401
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa      22,780   Miami-Dade County, Florida, Expressway Authority, Toll System
                                           Revenue Bonds, 6.375% due 7/01/2010 (i)(k)                                        27,100
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       4,400   Miami-Dade County, Florida, Expressway Authority, Toll System
                                           Revenue Refunding Bonds, 5.125% due 7/01/2029 (i)                                  4,442
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       6,705   Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (i)              7,437
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       2,185   Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                           (Marbrisa Apartments Project), AMT, Series 2A, 6% due 8/01/2026 (d)                2,316
                 ------------------------------------------------------------------------------------------------------------------
                                           Miami-Dade County, Florida, Health Facilities Authority,
                                           Hospital Revenue Refunding Bonds
                                           (Miami Children's Hospital), Series A (c):
                 AAA     Aaa       4,875     5.625% due 8/15/2012                                                             5,480
                 AAA     Aaa       5,310     5.625% due 8/15/2013                                                             5,923
                 AAA     Aaa       5,605     5.625% due 8/15/2014                                                             6,209
                 AAA     Aaa       4,000     5.625% due 8/15/2015                                                             4,404
                 ------------------------------------------------------------------------------------------------------------------
                                           Miami-Dade County, Florida, IDA, IDR:
                 AAA     Aaa       5,100     (Airis Miami II LLC Project), AMT, 6% due 10/15/2019 (c)                         5,549
                 AAA     Aaa       3,280     (BAC Funding Corporation Project), Series A, 5.25% due 10/01/2020 (c)            3,437
                 ------------------------------------------------------------------------------------------------------------------
                                           Miami-Dade County, Florida, Solid Waste System Revenue Bonds (d):
                 AAA     Aaa       2,945     5.50% due 10/01/2015                                                             3,204
                 AAA     Aaa       3,105     5.50% due 10/01/2016                                                             3,357
                 ------------------------------------------------------------------------------------------------------------------
                                           Nassau County, Florida, Public Improvement Revenue Refunding
                                           Bonds (b):
                 AAA     Aaa       1,035     5.75% due 5/01/2016                                                              1,142
                 AAA     Aaa       1,095     5.75% due 5/01/2017                                                              1,202
                 AAA     Aaa       1,155     5.75% due 5/01/2018                                                              1,262
                 AAA     Aaa       1,225     5.75% due 5/01/2019                                                              1,335
                 ------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                              MuniHoldings Florida Insured Fund, August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                              Value
===================================================================================================================================
Florida          NR*     Aaa     $ 1,155   Orange County, Florida, HFA, Homeowner Revenue Refunding
(concluded)                                Bonds, AMT, Series B-1, 6.20% due 9/01/2029 (e)(h)                              $  1,233
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series
                                           A, 6.40% due 1/01/2031 (b)                                                         2,584
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     NR*       7,725   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                           6.85% due 10/01/2027 (e)(h)                                                        8,145
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       5,000   Orange County, Florida, Health Facilities Authority, Hospital
                                           Revenue Bonds (Orlando Regional Healthcare), Series A, 6.25% due
                                           10/01/2018 (b)                                                                     5,929
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       1,300   Orange County, Florida, School Board COP, 5.50% due 8/01/2025 (c)                  1,370
                 ------------------------------------------------------------------------------------------------------------------
                                           Orange County, Florida, Tourist Development Tax Revenue Bonds (c):
                 AAA     Aaa       5,710     5.375% due 10/01/2018                                                            5,998
                 AAA     Aaa      31,745     5.75% due 10/01/2025                                                            34,074
                 AAA     Aaa       2,000     5.50% due 10/01/2031                                                             2,105
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,950   Orange County, Florida, Tourist Development Tax Revenue Refunding
                                           Bonds, 5.125% due 10/01/2021 (b)                                                   4,003
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       1,000   Orlando and Orange County Expressway Authority, Florida, Expressway
                                           Revenue Bonds, Junior Lien, 6.50% due 7/01/2011 (i)                                1,196
                 ------------------------------------------------------------------------------------------------------------------
                                           Osceola County, Florida, Sales Tax Revenue Bonds (i):
                 NR*     Aaa       1,315     5.625% due 6/01/2016                                                             1,446
                 NR*     Aaa       1,605     5.625% due 6/01/2017                                                             1,755
                 NR*     Aaa       1,075     5.625% due 6/01/2018                                                             1,170
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       2,285   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                           Refunding Bonds, 5.75% due 6/01/2013 (i)                                           2,606
                 ------------------------------------------------------------------------------------------------------------------
                                           Palm Beach County, Florida, GO (Liquid Acquisition Program),
                                           Series B (b):
                 AAA     Aaa       3,730     5.75% due 8/01/2016                                                              4,085
                 AAA     Aaa       5,330     5.75% due 8/01/2018                                                              5,788
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       2,150   Palm Beach County, Florida, HFA, S/F Homeowner Revenue
                                           Refunding Bonds, AMT, Series A-1, 6.05% due 10/01/2020 (b)(e)(h)                   2,284
                 ------------------------------------------------------------------------------------------------------------------
                                           Palm Beach County, Florida, Public Improvement Revenue Bonds
                                           (Convention Center Project) (i):
                 AAA     Aaa       1,000     5.50% due 11/01/2012                                                             1,115
                 AAA     Aaa       2,665     5.625% due 11/01/2018                                                            2,891
                 AAA     Aaa       2,835     5.625% due 11/01/2019                                                            3,064
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       5,000   Palm Beach County, Florida, School Board COP, Refunding, Series B,
                                           5.375% due 8/01/2017 (c)                                                           5,338
                 ------------------------------------------------------------------------------------------------------------------
                                           Palm Beach County, Florida, School Board COP, Series A:
                 AAA     Aaa       5,070     6% due 8/01/2010 (i)(k)                                                          5,905
                 AAA     Aaa      13,205     6.25% due 8/01/2010 (i)(k)                                                      15,627
                 AAA     Aaa       4,235     5.50% due 8/01/2016 (c)                                                          4,616
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     NR*       5,920   Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                                           (Multi-County Program), AMT, Series A, 6.70% due 2/01/2028 (e)(h)                  6,238
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       6,000   Pinellas County, Florida, Housing Authority, Housing Revenue
                                           Bonds (Affordable Housing Program), 4.60% due 12/01/2010 (d)                       6,210
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       9,885   Polk County, Florida, School Board COP, Master Lease, Series
                                           A, 5.50% due 1/01/2025 (d)                                                        10,484
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       1,465   Polk County, Florida, Transit Improvement Revenue Bonds, 5.25%
                                           due 12/01/2022 (d)                                                                 1,521
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       9,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due
                                           7/01/2020 (i)                                                                     10,464
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa      10,585   Saint John's County, Florida, IDA, IDR (Golf Hall of Fame Project),
                                           5.875% due 9/01/2006 (b)(k)                                                       11,917
                 ------------------------------------------------------------------------------------------------------------------
                                           Saint John's County, Florida, IDA, IDR, Refunding (Professional
                                           Golf Project) (b):
                 AAA     Aaa       1,275     5.50% due 9/01/2015                                                              1,399
                 AAA     Aaa       1,345     5.50% due 9/01/2016                                                              1,467
                 AAA     Aaa       1,420     5.50% due 9/01/2017                                                              1,538
                 AAA     Aaa       1,500     5.50% due 9/01/2018                                                              1,617
                 ------------------------------------------------------------------------------------------------------------------
                 A1+     VMIG1@    4,500   Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                           Light Company Project), VRDN, 2.55% due 9/01/2028 (a)                              4,500
                 ------------------------------------------------------------------------------------------------------------------
                 NR*     Aaa       4,055   Saint Lucie County, Florida, School Board, COP, 6.25% due
                                           7/01/2010 (d)(k)                                                                   4,793
                 ------------------------------------------------------------------------------------------------------------------
                                           Saint Lucie County, Florida, School Board COP, Refunding (d):
                 AAA     Aaa       1,270     Series A, 5.50% due 7/01/2015                                                    1,392
                 AAA     Aaa       1,345     Series A, 5.50% due 7/01/2016                                                    1,465
                 AAA     Aaa       1,420     Series A, 5.50% due 7/01/2017                                                    1,537
                 AAA     Aaa       1,495     Series A, 5.50% due 7/01/2018                                                    1,610
                 AAA     Aaa       1,000     Series C, 5.50% due 7/01/2015                                                    1,096
                 AAA     Aaa       1,050     Series C, 5.50% due 7/01/2016                                                    1,144
                 AAA     Aaa       1,105     Series C, 5.50% due 7/01/2017                                                    1,196
                 AAA     Aaa       1,170     Series C, 5.50% due 7/01/2018                                                    1,260
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,250   Saint Lucie, Florida, West Services District, Utility Revenue
                                           Refunding Bonds, Senior Lien, 6% due 10/01/2022 (b)                                3,648
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       1,840   Seacoast, Florida, Utility Authority, Water and Sewer Utility
                                           System Revenue Refunding Bonds, Series A, 5.50% due 3/01/2018 (i)                  2,035
                 ------------------------------------------------------------------------------------------------------------------
                                           Sunrise, Florida, Utility System Revenue Refunding Bonds (c):
                 AAA     Aaa       5,000     5.50% due 10/01/2018                                                             5,535
                 AAA     Aaa       2,250     5.20% due 10/01/2022                                                             2,354
                 AAA     Aaa      27,295     5% due 10/01/2028                                                               27,846
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       2,430   Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding
                                           Bonds, GO, 5.25% due 8/01/2024 (c)                                                 2,491
                 ------------------------------------------------------------------------------------------------------------------
                                           Tallahassee, Florida, Lease Revenue Bonds (Florida State
                                           University Project), Series A (b):
                 AAA     Aaa       2,800     5.25% due 8/01/2023                                                              2,901
                 AAA     Aaa       1,000     5.375% due 8/01/2026                                                             1,045
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa      30,335   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
                                           10/01/2011 (i)(k)                                                                 35,300
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa      18,250   Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                           Sales Tax--Stadium Project), 5.25% due 1/01/2027 (b)                              18,672
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       5,450   Tampa, Florida, Water and Sewer Revenue Bonds, 5.50% due
                                           10/01/2029 (b)                                                                     6,130
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       3,835   Taylor County, Florida, Sales Tax Revenue Bonds, 6% due
                                           10/01/2025 (i)                                                                     4,254
                 ==================================================================================================================
New York--0.0%   A1+     VMIG1@      100   New York City, New York, City Transitional Finance Authority
                                           Revenue Bonds, Future Tax Secured, VRDN, Series C, 2.45% due 5/01/2028 (a)           100
                 ==================================================================================================================


                                    10 & 11

                              MuniHoldings Florida Insured Fund, August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                   S&P   Moody's  Face
                 Ratings Ratings Amount    Issue                                                                              Value
===================================================================================================================================
Puerto Rico--2.7%                          Puerto Rico Commonwealth, GO (k):
                 A       Baa1    $ 3,000     Public Improvement, 6% due 7/01/2005                                          $  3,382
                 NR*     Aaa       6,500     RIB, Series 365, 9.92% due 7/01/2005 (b)(g)                                      8,154
                 ------------------------------------------------------------------------------------------------------------------
                 A       Baa1     10,125   Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (d)                      10,754
                 ------------------------------------------------------------------------------------------------------------------
                 AAA     Aaa       2,725   Puerto Rico Industrial, Tourist, Educational, Medical and
                                           Environmental Control Facilities Revenue Bonds (University Plaza Project),
                                           Series A, 5.625% due 7/01/2019 (b)                                                 2,967
===================================================================================================================================
                 Total Investments (Cost--$867,793)--98.8%                                                                  927,281

                 Other Assets Less Liabilities--1.2%                                                                         11,220
                                                                                                                           --------
                 Net Assets--100.0%                                                                                        $938,501
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(b)   MBIA Insured.
(c)   AMBAC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   FHLMC Collateralized.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(h)   FNMA Collateralized.
(i)   FGIC Insured.
(j)   FHA Insured.
(k)   Prerefunded.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................     95.5%
AA/Aa ................................................................      0.6
A/A ..................................................................      1.5
NR (Not Rated) .......................................................      0.5
Other+ ...............................................................      0.7
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2001
===============================================================================================================
Assets:        Investments, at value (identified cost--$867,793,123) ..........                    $927,281,266
               Cash ...........................................................                          17,216
               Receivables:
                  Interest ....................................................   $  14,666,387
                  Securities sold .............................................       3,310,735      17,977,122
                                                                                  -------------
               Prepaid expenses and other assets ..............................                          46,483
                                                                                                   ------------
               Total assets ...................................................                     945,322,087
                                                                                                   ------------
===============================================================================================================
Liabilities:   Payables:
                  Securities purchased ........................................       6,114,118
                  Investment adviser ..........................................         373,414
                  Dividends to shareholders ...................................         277,695       6,765,227
                                                                                  -------------
               Accrued expenses and other liabilities .........................                          56,311
                                                                                                   ------------
               Total liabilities ..............................................                       6,821,538
                                                                                                   ------------
===============================================================================================================
Net Assets:    Net assets .....................................................                    $938,500,549
                                                                                                   ============
===============================================================================================================
Capital:       Capital Shares (unlimited number of shares authorized):
                  Preferred Shares, par value $.10 per share (14,530 shares of
                  AMPS* issued and outstanding at $25,000 per share liquidation
                  preference) .................................................                    $363,250,000
                  Common Shares, par value $.10 per share (37,628,592 shares
                  issued and outstanding) .....................................   $   3,762,859
               Paid-in capital in excess of par ...............................     570,555,658
               Undistributed investment income--net ...........................       3,409,690
               Accumulated realized capital losses on investments--net ........     (61,965,801)
               Unrealized appreciation on investments--net ....................      59,488,143
                                                                                  -------------
               Total--Equivalent to $15.29 net asset value of Common Share
               (market price--$14.04) .........................................                     575,250,549
                                                                                                   ------------
               Total capital ..................................................                    $938,500,549
                                                                                                   ============
===============================================================================================================

*     Auction Market Preferred Shares.

See Notes to Financial Statements.


                                    12 & 13

                              MuniHoldings Florida Insured Fund, August 31, 2001

STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 2001
============================================================================================================
Investment             Interest and amortization of premium and discount earned                  $46,777,856
Income:
============================================================================================================
Expenses:              Investment advisory fees ...............................   $ 4,760,841
                       Commission fees ........................................       881,472
                       Accounting services ....................................       254,904
                       Reorganization expenses ................................       141,558
                       Listing fees ...........................................       100,849
                       Professional fees ......................................        91,586
                       Transfer agent fees ....................................        74,966
                       Printing and shareholder reports .......................        68,380
                       Custodian fees .........................................        60,355
                       Trustees' fees and expenses ............................        28,375
                       Pricing fees ...........................................        25,727
                       Other ..................................................        28,466
                                                                                  -----------
                       Total expenses before reimbursement ....................     6,517,479
                       Reimbursement of expenses ..............................      (478,895)
                                                                                  -----------
                       Total expenses after reimbursement .....................                    6,038,584
                                                                                                 -----------
                       Investment income--net .................................                   40,739,272
                                                                                                 -----------
============================================================================================================
Realized &             Realized gain on investments--net ......................                   15,981,393
Unrealized Gain        Change in unrealized appreciation on investments--net ..                   34,292,999
On Investments--Net:                                                                             -----------
                       Net Increase in Net Assets Resulting from Operations ...                  $91,013,664
                                                                                                 ===========
============================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                                         August 31,
                                                                                               ------------------------------
                 Increase (Decrease) in Net Assets:                                                2001             2000
=============================================================================================================================
Operations:      Investment income--net ....................................................   $  40,739,272    $  26,837,380
                 Realized gain (loss) on investments--net ..................................      15,981,393      (27,110,725)
                 Change in unrealized appreciation/depreciation on investments--net ........      34,292,999       63,496,483
                                                                                               -------------    -------------
                 Net increase in net assets resulting from operations ......................      91,013,664       63,223,138
                                                                                               -------------    -------------
=============================================================================================================================
Dividends to     Investment income--net:
Shareholders:       Common Shares ..........................................................     (27,803,590)     (16,840,776)
                    Preferred Shares .......................................................     (11,951,067)      (9,464,264)
                                                                                               -------------    -------------
                 Net decrease in net assets resulting from dividends to shareholders .......     (39,754,657)     (26,305,040)
                                                                                               -------------    -------------
=============================================================================================================================
Capital Share    Proceeds from issuance of Common Shares resulting from reorganization .....      56,028,946      281,648,040
Transactions:    Proceeds from issuance of Preferred Shares resulting from reorganization ..      35,000,000      223,500,000
                 Write-off of offering costs resulting from the issuance of Preferred Shares           1,750               --
                                                                                               -------------    -------------
                 Net increase in net assets derived from capital share transactions ........      91,030,696      505,148,040
                                                                                               -------------    -------------
=============================================================================================================================
Net Assets:      Total increase in net assets ..............................................     142,289,703      542,066,138
                 Beginning of year .........................................................     796,210,846      254,144,708
                                                                                               -------------    -------------
                 End of year* ..............................................................   $ 938,500,549    $ 796,210,846
                                                                                               =============    =============
=============================================================================================================================
                *Undistributed investment income--net ......................................   $   3,409,690    $   2,283,517
                                                                                               =============    =============
=============================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                              MuniHoldings Florida Insured Fund, August 31, 2001

FINANCIAL HIGHLIGHTS


                      The following per share data and ratios have been derived          For the Year Ended         For the Period
                      from information provided in the financial statements.                 August 31,             Sept. 26, 1997+
                                                                                   --------------------------------  to August 31,
                      Increase (Decrease) in Net Asset Value:                        2001       2000         1999        1998
===================================================================================================================================
Per Share             Net asset value, beginning of period .....................   $  13.85   $  13.84     $  16.03     $  15.00
Operating                                                                          --------   --------     --------     --------
Performance:          Investment income--net ...................................       1.02        .93         1.14         1.08
                      Realized and unrealized gain (loss) on investments--net ..       1.42        .08        (1.77)        1.08
                                                                                   --------   --------     --------     --------
                      Total from investment operations .........................       2.44       1.01         (.63)        2.16
                                                                                   --------   --------     --------     --------
                      Less dividends and distributions to Common Shareholders:
                         Investment income--net ................................       (.78)      (.79)        (.86)        (.71)
                         Realized gain on investments--net .....................         --         --         (.07)          --
                         In excess of realized gain on investments--net ........         --         --         (.27)          --
                                                                                   --------   --------     --------     --------
                      Total dividends and distributions to Common Shareholders .       (.78)      (.79)       (1.20)        (.71)
                                                                                   --------   --------     --------     --------
                      Capital charge resulting from issuance of Common Shares ..         --         --           --         (.03)
                                                                                   --------   --------     --------     --------
                      Effect of Preferred Share activity:++
                         Dividends and distributions to Preferred Shareholders:
                            Investment income--net .............................       (.22)      (.21)        (.23)        (.30)
                            Realized gain on investments--net ..................         --         --         (.03)          --
                            In excess of realized gain on investments--net .....         --         --         (.10)          --
                         Capital write-off (charge) resulting from issuance of
                         Preferred Shares ......................................         --@@       --           --         (.09)
                                                                                   --------   --------     --------     --------
                      Total effect of Preferred Share activity .................       (.22)      (.21)        (.36)        (.39)
                                                                                   --------   --------     --------     --------
                      Net asset value, end of period ...........................   $  15.29   $  13.85     $  13.84     $  16.03
                                                                                   ========   ========     ========     ========
                      Market price per share, end of period ....................   $  14.04   $11.6875     $  12.75     $14.8125
                                                                                   ========   ========     ========     ========
===================================================================================================================================
Total Investment      Based on market price per share ..........................     27.82%     (1.96%)      (6.80%)       3.47%@
Return:**                                                                          ========   ========     ========     ========
                      Based on net asset value per share .......................     17.47%      7.03%       (6.51%)      11.97%@
                                                                                   ========   ========     ========     ========
===================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Average Net Assets       reorganization expenses*** ............................      1.14%      1.18%        1.18%         .87%*
Of Common Shares:                                                                  ========   ========     ========     ========
                      Total expenses, excluding reorganization expenses*** .....      1.23%      1.30%        1.26%        1.20%*
                                                                                   ========   ========     ========     ========
                      Total expenses*** ........................................      1.26%      1.45%        1.26%        1.20%*
                                                                                   ========   ========     ========     ========
                      Total investment income--net*** ..........................      7.88%      8.65%        7.34%        7.51%*
                                                                                   ========   ========     ========     ========
                      Amount of dividends to Preferred Shareholders ............      2.31%      3.05%        1.50%        2.07%*
                                                                                   ========   ========     ========     ========
                      Investment income--net, to Common Shareholders ...........      5.57%      5.60%        5.84%        5.44%*
                                                                                   ========   ========     ========     ========
===================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and excluding
Total Average            reorganization expenses ...............................       .68%       .67%         .73%         .54%*
Net Assets:***+++                                                                  ========   ========     ========     ========
                      Total expenses, excluding reorganization expenses ........       .74%       .74%         .77%         .75%*
                                                                                   ========   ========     ========     ========
                      Total expenses ...........................................       .75%       .83%         .77%         .75%*
                                                                                   ========   ========     ========     ========
                      Total investment income--net .............................      4.71%      4.95%        4.51%        4.70%*
                                                                                   ========   ========     ========     ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Shareholders ......................      3.43%      4.08%        2.39%        3.47%*
Average Net Assets                                                                 ========   ========     ========     ========
Of Preferred Shares:
===================================================================================================================================
Supplemental          Net assets, net of Preferred Shares, end of period
Data:                 (in thousands) ...........................................   $575,251   $467,961     $149,395     $172,516
                                                                                   ========   ========     ========     ========
                      Preferred Shares outstanding, end of period (in thousands)   $363,250   $328,250     $104,750     $104,750
                                                                                   ========   ========     ========     ========
                      Portfolio turnover .......................................     47.50%    105.22%      120.70%      101.89%
                                                                                   ========   ========     ========     ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 ................................   $  2,584   $  2,426     $  2,426     $  2,647
                                                                                   ========   ========     ========     ========
===================================================================================================================================
Dividends Per Share   Series A--Investment income--net .........................   $    885   $    985     $    606     $    753
On Preferred Shares                                                                ========   ========     ========     ========
Outstanding:          Series B--Investment income--net .........................   $    754   $    984     $    598     $    764
                                                                                   ========   ========     ========     ========
                      Series C--Investment income--net .........................   $    889   $    610     $     --     $     --
                                                                                   ========   ========     ========     ========
                      Series D--Investment income--net .........................   $    855   $    595     $     --     $     --
                                                                                   ========   ========     ========     ========
                      Series E--Investment income--net .........................   $    850   $    585     $     --     $     --
                                                                                   ========   ========     ========     ========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Shareholders.
  +   Commencement of operations.
 ++ The Fund's Preferred Shares were issued on October 16, 1997 (Series A and Series B) and February 7, 2000 (Series C, Series D and Series E).
+++   Includes Common and Preferred Shares average net assets.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    16 & 17

                              MuniHoldings Florida Insured Fund, August 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $105,071 increase to the cost of securities and a corresponding $105,071 decrease to net unrealized appreciation, based on debt securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--During the year ended August 31, 2001, overestimated offering expenses resulting from the initial issuance of Preferred Shares were written off to paid-in capital in excess of par.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $141,558 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $13,253 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Manangement, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 2001, FAM earned fees of $4,760,841, of which $478,895 was waived.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended August 31, 2001, the Fund reimbursed FAM an aggregate of $82,988 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $394,403,118 and $397,612,777, respectively.

Net realized gains for the year ended August 31, 2001 and net unrealized gains as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................         $15,981,393         $59,488,143
                                                 -----------         -----------
Total ..................................         $15,981,393         $59,488,143
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $58,804,325, of which $58,900,573 related to appreciated securities and $96,248 related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $868,476,941.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized,


                                    18 & 19

                              MuniHoldings Florida Insured Fund, August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the years ended August 31, 2001 and August 31, 2000 increased by 3,847,613 and 22,982,927, respectively, as a result of issuance of Common Shares from the reorganization.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2001 were as follows: Series A, 2.40%; Series B, 2.35%; Series C, 2.35%; Series D, 2.40%; and Series E, 2.50%.

Shares issued and outstanding for the years ended August 31, 2001 and August 31, 2000 increased by 1,400 and 8,940, respectively, as a result of issuance of Preferred Shares from the reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $399,346 as commissions.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $60,351,000, of which $8,424,000 expires in 2006, $25,529,000 expires in 2007, $9,834,000 expires in 2008 and $16,564,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 5, 2001, the Fund acquired all of the net assets of MuniHoldings Florida Insured Fund V pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,698,102 Common Shares and 1,400 shares of AMPS of MuniHoldings Florida Insured Fund V for 3,847,613 Common Shares and 1,400 shares of AMPS of the Fund. MuniHoldings Florida Insured Fund V's net assets on that date of $91,028,946, including $4,609,232 of unrealized appreciation and $3,442,227 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $911,197,411.

7. Subsequent Event:

On September 6, 2001, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.074174 per share, payable on September 27, 2001 to shareholders of record as of September 18, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and broker; where a reply was not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2001


                                    20 & 21

                              MuniHoldings Florida Insured Fund, August 31, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund during the taxable year ended August 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

[LOGO] Merrill Lynch Investment Managers

                     [GRAPHIC]

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #HOLDFL--8/01